UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2010

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144888	01-0660195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd.
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China 610041
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 86-028-8548-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2010, China SHESAYS Medical Cosmetology Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Purchasers”) relating to the issuance and sale of 600,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $2.00 per share, in a private placement transaction. The aggregate purchase price for the Shares was $1,200,000. The sale of the Shares to the Purchasers closed on November 12, 2010 (the “Closing”). A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Company issued a press release announcing the private placement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Under the Securities Purchase Agreement, the Company has made certain customary representations, warranties and covenants. Additionally, the Company has granted registration rights to the Purchasers whereby the Company has agreed to file, within 60 days of the Closing (the “Required Filing Date”), a registration statement with the Securities and Exchange Commission (the “Commission”) to register the Shares for resale, and to used its best efforts to cause such registration statement to become effective. If a registration statement is not filed before the Required Filing Date, then the Company must pay liquidated damages to the Purchasers in an amount equal to 1.0% of the amount subscribed for by the Purchasers per month until such registration statement is filed with the Commission.

In addition, for a period of three years after the Closing, if the Company issues any shares of Common Stock for less than $2.00 per share or for no consideration (the “Additional Shares”), then the per share price under the Securities Purchase Agreement shall be reduced to the lowest price per share at which such Additional Shares are issued, granted or sold.

Under the Securities Purchase Agreement, if the Company’s after-tax net income for the fiscal year ending December 31, 2011 is less than the Company’s after-tax net income for the fiscal year ending December 31, 2010, or if any Chinese governmental agency challenges or otherwise takes any action that adversely affects the Company’s listing of securities and the Company is unable to address such adverse effect to the reasonable satisfaction of the Purchasers, then the Company must pay to each Purchaser, as liquidated damages, an amount equal to that Purchaser’s purchase price plus compound interest at a rate of 8%.

An affiliate of the Company (the “Make Good Pledgor”) also has agreed to transfer to the Purchasers, on a pro rata basis, 600,000 shares of the Company’s Common Stock owned by the Make Good Pledgor in the event the Company’s consolidated financial statements reflect less than $6,400,000 of after-tax net income for the fiscal year ending December 31, 2011. The Make Good Pledgor has agreed to place these shares in an escrow account pursuant to that certain Make Good Escrow Agreement, dated November 5, 2010, by and among the Make Good Pledgor, the Company, Chief Securities Ltd., as agent for the Purchasers, and Corporate Stock Transfer, Inc., as escrow agent. A copy of the Make Good Escrow Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful.

Pursuant to a Financial Advisory Services Agreement entered into between Sichuan SHESAYS Cosmetology Hospital Co., Ltd., a subsidiary of the Company, and Chief Capital Limited, a subsidiary of Chief Securities Ltd., the Company issued to Chief Capital Limited a warrant to purchase 48,000 shares of Common Stock as part of Chief Capital Limited’s service commission in connection with the private placement. A copy of the Financial Advisory Services Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The foregoing summaries of the terms of the Securities Purchase Agreement, Make Good Escrow Agreement, Financial Advisory Services Agreement and warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements and warrant, copies of which are filed hereto as Exhibits 10.1, 10.2, 10.3 and 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares are being offered and sold to accredited investors without registration under the Securities Act or any state securities laws. The Company is relying upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 4.1	Warrant to Chief Capital Limited, dated November 5, 2010
Exhibit 10.1	Securities Purchase Agreement by and among the Company and the purchasers identified on the signature pages thereto, dated November 5, 2010.
Exhibit 10.2	Make Good Escrow Agreement by and among the Make Good Pledgor, the Company, Chief Securities Ltd. and Corporate Stock Transfer, Inc., dated November 5, 2010.
Exhibit 10.3	Financial Advisory Services Agreement between Sichuan SHESAYS Cosmetology Hospital Co., Ltd. and Chief Capital Limited, dated June 12, 2010
Exhibit 99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHESAYS MEDICAL
COSMETOLOGY INC.

Date: November 12, 2010

By: /s/ Yixiang Zhang
           Name:  Yixiang Zhang
           Title: Chief Executive Officer

EXHIBIT INDEX Form 8-K

Exhibit Number	Description
Exhibit 4.1	Warrant to Chief Capital Limited, dated November 5, 2010
Exhibit 10.1	Securities Purchase Agreement by and among the Company and the purchasers identified on the signature pages thereto, dated November 5, 2010.
Exhibit 10.2	Make Good Escrow Agreement by and among the Make Good Pledgor, the Company, Chief Securities Ltd. and Corporate Stock Transfer, Inc., dated November 5, 2010.
Exhibit 10.3	Financial Advisory Services Agreement between Sichuan SHESAYS Cosmetology Hospital Co., Ltd. and Chief Capital Limited, dated June 12, 2010
Exhibit 99.1	Press Release.